June 2020   Investor Presentation

Disclaimer   IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only.   Forward-Looking Statements   This presentation contains forward-looking statements. These forward-looking statements include assumptions about our financial outlook for the second quarter, the resiliency of our   business model, funding sources, liquidity and leverage, the market opportunities, the impact of COVID-19 on our financial results, our belief that we are well positioned to manage   through the COVID-19 pandemic and to grow after the crisis abates, our belief in the growth opportunities provided through our relationship with Stride Bank and the timing of those   opportunities. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,”   “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on   certain assumptions and judgments, including the effects on our business of the COVID-19 pandemic, its impact on our ability to continue to service our customers, our revenue and   overall financial performance and the manner in which we are able to conduct our operations, increases in charge-offs in light of the impact of the COVID-19 pandemic, our ability to   execute on our business strategy and our ability to accurately predict our future financial results. These assumptions and judgments may prove to be inaccurate in the future. These   forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent,   likelihood and degree of occurrence. There are important factors both within and outside of our control that could cause our actual results to differ materially from those in the forward-   looking statements. These factors include the impact of COVID-19 on the macro-economic environment and how that may impact our customers and other parties with whom we do   business, our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts;   our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably   access third-party financing; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up   with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or   existing customers; inaccurate information supplied by customers or third parties could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer   personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption   to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well as other   factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking   statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.   Non-GAAP Financial Measures   In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income   (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average   shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party   lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a   supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings   Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and   the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the   Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted   EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other   measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined   Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined   Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core   operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and   Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA,   Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income,   Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income   generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by   reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average   Assets as supplemental measures. Reconciliations of non-GAAP metrics utilized in this presentation to their closest GAAP measures can be found in slides 28 – 32.   The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This   document may not be removed from the premises, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document   has been received in error it must be returned immediately to us.   2

Business Overview   • Founded in 1997, CURO is a tech-enabled, multi-channel   and multi-product consumer finance company serving a   wide range of underbanked consumers in the U.S. and   Canada, and a market leader in the industry based on   revenues   • Strong position in each of its markets   • Rapidly gaining market share in large fragmented   markets   • Large online lending presence   • United States: 27 states   • Canada: Alberta, Nova Scotia, Ontario,   Saskatchewan and British Columbia   • Dominant storefront presence with 418 total locations   • United States: 214 stores in 14 states   • Canada: 204 stores in 7 provinces and territories   Strong and Expanding Portfolio of Brands   Diversifying Geographic and Product Footprint   (Gross Revenue in $Millions) (1)   CURO at a Glance   61.5%, U.S.   Multi-Pay and   Ancillary   69.5%, U.S.   Multi-Pay and   Ancillary   14.8%, U.S.   Single-Pay   10.0%, U.S.   Single-Pay   21.9%, Canada   Single-Pay   6.6%, Canada   Single-Pay   1.8%, Canada   Multi-Pay and   Ancillary   13.9%, Canada   Multi-Pay and   Ancillary   $-   $200   $400   $600   $800   $1,000   $1,200   2016 TTM Q1 2020   3   (1) Gross Revenue from Continuing Operations.

Managing COVID-19   4   Performance   2020 Weekly Application Volume   Loan Balances (1)   • Early-stage delinquencies declined   from mid-April peak through end of   May to levels that are 26% below the   same period a year ago   • Cash = $250 million (5/31/20)   • Total liquidity = $340 million (5/31/20)   Customers Employees and Communities   • Stores designated as essential;   some reduction in service hours   • Extensive cleaning, sanitizing and   social distancing protocols   • Serving customers seamlessly   across our omni-channel platform   including online and mobile app   • Customer Care Program:   • Forbearance extended to over   11% of our active loans   • Returned item and late fees   suspended   • $37.7 million in stimulus checks   cashed at no charge, saving   25,000 recipients nearly   $750,000   • Store associates paid for full hours   despite reduced operating hours   • Corporate and contact center   associates nearly 100% work-from-   home since March 30   • Work-from-home stipends   • No layoffs or furloughs   • Enhanced sick-pay plans   • Extended unused vacation   availability   • Committed $500,000 of financial   support and local volunteer support   to Frontline Foods to deliver meals   to hospital workers in Wichita, KS   and Toronto, ON   (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.   (2) Refer to slide 32 for a reconciliation of non-GAAP metrics to the closest comparable GAAP metrics   ($ in millions)   $615 $618 $634 $620   $540   $499   $   $150   $300   $450   $600   $750   0%   25%   50%   75%   100%   2/   22 3/   7   3/   21 4/   4   4/   18 5/   2   5/   16   5/   30   Q2 2020 Financial Outlook (2)   • Revenue in the range of $180 - $190 million   • Adjusted Diluted Earnings per Share in the range of $0.40 - $0.55

SERVING THE   NON-PRIME   CUSTOMER   Powering Innovation for Underbanked Consumers   5   Differentiated, omni-   channel platform, with   balanced store/online   mix   Multi-faceted marketing   approach and   sophisticated customer   analytics   Recession-resilient   business –   strong financial   position and diversified   funding sources   Strong competitive   position in attractive   and stable markets   New Revolve bank   account product and   bank-sponsored Verge   Credit product expand   growth opportunities   Proprietary credit   decisioning model, with   a 20+ year track record   of profitability across   credit cycles

$   $200   $400   $600   $800   $1,000   $1,200   2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019   Leading Large-Scale Lender To Underbanked Consumers With   Track Record of Profitability Across Credit Cycles (1)   (1) Leading large-scale lender in terms of revenue.   1997 – 2007 2008 – 2013 2014 – Present   Annual Revenue ($ millions)   Focused branch development in U.S.    Company founded with first location   in Riverside, California    Launched analytical brand marketing    Expanded into additional states   Channel, product and geographic   diversification    Began offering installment loans    Launched online lending platforms    International expansion to Canada   Broad product diversification and   brand development; omni-channel    Installment loan and open-end credit   product expansion    Mobile optimized sites and apps    Refined best-in-class omni-channel   platform

Large Addressable Market in US is Underserved   21.8% 20.2%   16.2% 13.0%   9.6% 8.1% 6.8% 4.2%   > 800 750–799 700–749 650–699 600–649 550–599 500–549 < 500   Providers of credit to U.S. population by FICO band (5)   Over 100 million Americans are underserved by   traditional finance companies   Specialized   consumer lenders   Non-prime   Credit cards   Marketplace   lenders   Credit unionsBanks   Specialized   consumer lenders   Marketplace   lenders   Broker   dealers   Credit   cards   Large Total Addressable Market Favorable Customer Trends   • 80% of respondents in a comprehensive 2018 study bank   online at least monthly and 71% conduct transactions using   a mobile banking app (3)   • Preference for installment and open-end loan products   • Over 100 million potential underbanked borrowers (1)   • 39% of American adults could not cover an emergency   expense of $400 without assistance (2)   (1) In the U.S. (internal / Experian)   (2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018   (3) May 2018 Deloitte global consumer survey on digital banking (filtered for U.S. only)   (4) Clarity Services Inc. 2019 Alternative Financial Services Lending Trends; 2014 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars.   (5) April 2018; FICO.   • Funded online installment loans have increased over   600% since 2014 vs. online single-pay loans which have   increased approximately 100% (4)   7

8   Evolving U.S. Competitive Landscape   Online Only Branch / Omni-channel   Near Prime   Non-Prime   Under-   banked

Canadian Market Remains Very Attractive   • Approximately 30 million credit-   active Canadian adults as of Q4   2019 (1)   • 12% of credit-active Canadian adults   (over 3 million) are considered sub-   prime in the 300-639 FICO score   range (1)   • Non-prime credit addressable   market estimated at approximately   $200 billion CAD (2)   • Total non-prime customers have   continued to increase YoY; balances   outstanding to these customers   remain stable despite current market   volatility (2)   • Canadian market share led by   CURO’s Cash Money and Lend   Direct brands as well as Go Easy   and Money Mart   (1) TransUnion Credit Vision Risk data through December 2019   (2) TransUnion Industry Insights Summary, 1st Quarter 2020   Source: TransUnion Industry Insights Summary, 1st Quarter 2020   Only Two Competitors at Scale   Canadian Consumers Total Debt by Risk Tier   Large Stable   Addressable Market   Sub-prime   12.4%   Near-prime   20.7%   Prime   14.8%   Prime plus   14.8%   Super-prime   37.2%   9

Omni-Channel Platform Supports “Call, Click or Come In”   Category-killer stores   promote brand awareness   Synergistic lead funnel for   storefront channel   Distinctive and   recognizable branding   Enhances customer   experience   Convenient locations with   many open 7 days/week   Over 85% of web visitors   are on mobile (1)   Higher approval rates with   better credit performance   Site to store: over 50,000   loans in Q1 2020 (2)   (1) For the three months ended March 31, 2020.   (2) New and reactivated customers   10   Source customers from a broad base with high retention rates

Comprehensive Product Offerings and Diversified Revenue (1)   (1) As of 3/31/20   (2) Includes CSO loans.   (3) Weighted average of the contractual interest rates for the portfolio as of 3/31/20. Excludes CSO.   Q1 2020 Channel Distribution   Installment   & Open-End   78.2%   U.S.   Single-pay   10.0%   Canada   Single-pay   6.1%   Ancillary   5.7%   $281   million   Q1 2020 Consolidated Revenue   (% of revenue)(% of revenue)   Channel   Average   Loan Size   Duration   Pricing   Loans   Receivable   Online & in-store:   8 U.S. states and Canada   $892   Revolving /   Open-ended   Daily interest rates ranging   from 0.13% in Canada and   0.55% to 0.99% in the U.S.   $314 million   Open-End   (Line of Credit)   Online & in-store:   16 U.S. states and   Canada   $563 (2)   Up to 60 months   16.5%   $177 million (2)   Average monthly   interest rate (3)   Unsecured   Installment   $1,099 (2)   Online & in-store:   7 U.S. states   Up to 24 months   12.5%   $74 million (2)   Average monthly   interest rate (3)   Secured   Installment   $314   Online and in-store:   12 U.S. states & Canada   Up to 62 days   Fees ranging from $13   to $25 per $100 borrowed   $53 million   Single-Pay   53%47%   Online Stores   Increasing Installment & Open-End Focus   19%   59%   78%   FY 2010 FY 2016 Q1 2020   (% of revenue)   11

Strong Loan Growth Driven by Success of Open-End   Gross Combined Loans Receivable quarterly comparison (1)   ($Millions)   (1) Gross combined loans receivable is sum of Company-owned gross loans receivable and gross loans receivable guaranteed by the Company.   $26 $27 $28 $30 $26 $27 $32   $48 $52   $91   $184   $207   $241   $283   $315   $335   $314   $227   $246   $262   $311 $322   $368   $414   $444   $375   $399   $433   $445 $374   $394   $416   $407   $307   $253   $273   $290   $341 $347   $395   $447   $492   $426   $490   $617   $652   $615   $677   $731   $742   $621   Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020   Open-end Other Multi-pay and Single Pay   12

Canada – Successful Launch of Multi-Pay Loans   • CURO’s Open-End product is unique in the   Canadian market   • Multi-payment loans regulated at the national   level at rates that result in yields of   approximately 47%   • CURO offers optional third-party insurance   product for multi-payment loans   • Covers up to 6 months of payments up to   $2,000 in the event of job loss or disability   • Approximately 65% of all multi-payment   loans have active insurance coverage   • Approximately 2% of active loans have   payments currently made by insurance   Sustained and diversified loan portfolio growth   Revenue mix shift   ($ in millions, USD)   ($ in millions, CAD)   CURO Provides Product Leadership   $0   $50   $100   $150   $200   $250   $300   $350   $400   $450   12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 3/31/2020   Open End Single Pay Unsecured Installment   $0   $50   $100   $150   $200   5   2015 2016 2017 2018 2019 TTM Q1   2020   Open End Single Pay Unsecured Installment Ancillary   13

Note: Data as of 5/31/20.   Structured, proprietary   model development and   deployment process   Proprietary Centralized IT and Analytics Platform   Supports rapid, nimble change for credit environment, regulations and new product launches   14   Over 88 million applications   Advanced data   relevancy techniques   +11,000 potential risk analytic–   variables   165 IT professionals and 80 Marketing,   Risk and Analytics professionals   Almost 20 years of   customer data   Third-party reporting   Monitor operational changes to   address short-term changes to risk   environment   47.9 million   total loans   since 2010   $19.0 billion   total credit   extended since   2010   Optimize loss rates   and minimize   effective customer   acquisition costs   Continuous   model   updates

Multi-faceted Marking Strategy and Deep Data Analysis   15   Integrated Global   Marketing, Risk and   Credit Analytics team   consisting of 80   professionals   Real time optimization   of marketing spend   using credit data

• Virtual lease-to-own platform   for online, brick and mortar and   omni-channel retailers   • Significantly increases retailer   sales by providing payment   options for nonprime   customers   • Marquee brands and partners,   such as Wayfair, Lenovo and   Affirm   Continued Diversification = New Growth Opportunities   • Launched in 2019   • Combines a Visa-branded debit   card and optional overdraft   protection   • Customers have loaded over   $115 million on over 31,000   unique cards through May 31,   2020   • Sponsored by Republic Bank of   Chicago and rolling out across   U.S. store network   • Card and mobile-app enabled   checking account with FDIC-   insured deposits   • Launched in Q4 2019   • Unsecured Installment loans   originated by Stride Bank   • CURO drives customer   acquisition and services the   loans   • Stride Bank licenses CURO’s   proprietary decisioning platform   • Significant US market   expansion opportunity   • Ramp up expected to drive   earnings growth in 2021+   • Currently available in 4 states;   10 states by end of Q2 2020   • CURO currently owns 43.5%   • Capitalizing on shift to work-   and shop-from-home

17   Addressing a Large Online Market Opportunity   Americans need or desire credit   but struggle to get it   Americans have steady cash   flows, moderate income and   the ability to manage   payments   Americans have too scarce of   a credit history to generate a   credit score   25 Million (3)   ~$170 billion market for online retail across   electronics, furniture, appliances and other   durables (4)   1   43% of the U.S. population has a FICO score   < 700 (5)2   65% of those with a FICO score < 700 need a pay-   over-time financing option (6)3   ~$170 Billion   ~$48 Billion   Addressable Market   1   ~$73 Billion   2 3   131 Million (1)   45 Million (2)   (1) Assumes 40% of U.S. population as of August 20, 2018 recorded at ~328 million. 40% assumption sourced from Forbes, Many Americans Continue to Struggle With Credit.   (2) Consumer Financial Protection Bureau, Data Point: Credit Invisibles.   (3) Represents 56% of the ~45 million Americans who have too scarce or thin a history to generate a credit score. 56% assumption sourced from Board of Governors of the   Federal Reserve System, Report on the Economic Well-Being of U.S. Households in 2016 – May 2017.   (4) IBISWorld, E-Commerce & Online Auctions in the US April 2017. Figure includes revenue contributions from Sporting Goods, Toys, Hobby Items and Games, Home and   Office and Computers, Electronics and Appliances categories.   (5) Fair Isaac Corporation, US Average FICO Score Hits 700: A Milestone for Consumers.   (6) FDIC National Survey of Unbanked and Underbanked Households, 2015.

18   The New Way to Pay, for Everyday People   Leader in greenfield ecommerce non-prime space Strong and accelerating revenue growth trends   Weekly origination volume remains robust (1) Ecommerce wins enhance growth opportunities   0%   50%   100%   150%   200%   250%   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20E   (year-over-year growth)   0%   50%   100%   150%   200%   250%   300%   2019 2020   Triple digit weekly volume increases during the pandemic   (1) Origination volumes indexed to the week ended March 7   Partnerships with Affirm and Wayfair started in 2019

Consumer spending and activity levels trending upward   Change in driving routing requests since 1/13/20 (3)   Positioned to benefit as reopening continues   Year-over-year % change in seated diners (4)   U.S. credit and debit card spend vs. Jan. 2020 (1)   (1) Opportunity Insights based on data from Affinity Solutions; change in average consumer credit and debit card spending, indexed to January 2020   (2) Google COVID-19 Community Mobility Report; charts movement trends over time; baseline is the median value, for the corresponding day of the week, during the 5-week period Jan 3–Feb 6, 2020   (3) Apple Maps Mobility Trends Report   (4) OpenTable; the state of the restaurant industry   Google Mobility Report: change to baseline U.S. (2)   19

Near-Term Opportunities   25%   17%   0%   5%   10%   15%   20%   25%   30%   April 2020 2008   The percentage of Americans with credit card   lines reduced or closed already exceeds 2008 (1)   Revolving accounts closed by credit issuers each   month in 2020 (in millions) (2)   16.5   13.1   13.2   12.6   April   March   February   January   (1) CompareCards and Phoenix Synergistics   (2) Equifax and June 1, 2020 American Banker article, “Credit card lenders clamp down to mitigate coronavirus risk”   Increase origination volumes in a responsible manner as markets   reopen and our customers get back to work   Capitalize on dramatic changes in credit availability as borrowers are   increasingly turned away by prime and near-prime lenders   Leverage strong competitive position and best-in-class omni-channel   platform to grow in large markets amid competitive disruption   20

Recent Business Trends   2020 Weekly Loan Application Volume Cash, Credit and Customer Care   • Cash increased to $250 million at the end of May 2020   from $230 million at end of April 2020 and $135 million   at the end of March 2020   • Total liquidity including undrawn revolving credit facility   availability at the end of May totaled $340 million   • Early-stage delinquencies (loans 1-30 days past due)   peaked in mid-April, with steady improvement through   the end of May (over 26% below the same period a   year ago)   • COVID-19 Customer Care Program Updates:   • Forbearance extended to over 11% of our active   loans through May 31, 2020   • Weekly payment waivers peaked at $0.5 million the   week of April 12th and have fallen below $0.1 million   the last two weeks of May   Payment Assistance ProvidedMonthly Loan Balances   (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.   ($ in millions)   $615 $618 $634 $620   $540   $499   $   $100   $200   $300   $400   $500   $600   $700   Mar-19 Apr-19 May-19 Mar-20 Apr-20 May-20   Single Pay Open-End Installment (1) Total   %   1%   2%   3%   40%   50%   60%   70%   80%   90%   100%   2/   22   2/   29 3/   7   3/   14   3/   21   3/   28 4/   4   4/   11   4/   18   4/   25 5/   2   5/   9   5/   16   5/   23   5/   30   21   (loan count)

COVID-19 Customer Care Plan Reinforces our Commitment to   Service and Responsible Lending   Waived 90k Returned Item   fees saving customers   $1.8 million   Cashed stimulus checks   worth $37.7 million free of   charge saving customers   $750,000   28k Due Date Changes, and   8k Payment Plans   $2.8 million of Payments   Waived on 17k accounts   Through May 2020, we have provided substantial financial support to our customers in the form of Payment   Waivers, Due Date Changes and Payment Plans on over 53,000 loans or 11% of our active loans   Committed $500,000 to   Frontline Foods to help   feed healthcare workers   22

Financial Summary   23

Gross Combined Loans Receivable   • Grew $5.3 million (+1%) vs. Q1 2019   • Growth was impacted by regulatory changes   in California and early COVID-19 impacts   particularly on Single Pay loans. Excluding   California, Gross Combined loans receivable   grew $60.9 million (+13%)   Revenue   • Year-over-year revenue growth of $2.9 million   (+1%) on Loans Receivable changes   • Open-End QTD revenue grew 34.3% year-   over-year on related loan growth of $73.2   million (+30%) vs Q1 2019   • Open-End growth partially offset by a   decrease in Installment loans as a result of   California changes effective January 1, 2020   (excluding California installment loans,   revenue grew 6.7% vs. Q1 2019)   Gross Margin   • Declined 5.5% YoY primarily due to $12.0   million incremental COVID-related provision   expense as a result of additions to the   Allowance for Loan Losses   • Core annual decrease of 6.3% vs. Q1 2019   primarily due to timing and level of variable   and deferred compensation plans   Corporate Expenses (2)   ($Millions)   (1) Refer to slides 28 and 29 for reconciliation of Adjusted Net Income and Adjusted EBITDA to their closest GAAP   measures, Net Income.   (2) Corporate, district and other expense as defined in the Company’s Annual Report on Form 10-K filed on March 9, 2020.   2020 2019 Growth %   Revenue $280.8 $277.9 1.0%   Gross margin $99.7 $105.5 (5.5%)   Adjusted EBITDA(1) $65.8 $72.9 (9.7%)   Adj. Net Income(1) $32.3 $38.0 (15.0%)   Three months ended   March 31,   2020 COVID-19 Response   • Full-year 2020 earnings guidance withdrawn   • 2020 Short-Term Incentive Plan cancelled   • $25 million share repurchase program suspended   • Establishment of an enhanced Customer Care Program to better serve our customers as   they face economic challenges and uncertainties   • Enables our team members to provide relief to customers in various ways, ranging   from due date extensions, interest or fee forgiveness, payment waivers, or   extended payment plans, depending on a customer’s individual circumstance   • Temporarily suspended all returned item fees   • Designation of most of our stores across both the U.S. and Canada as essential, allowing   them to remain open   • Adjusted our credit underwriting models to tighten approval rates and enhance our   employment and income verification practices for both our store and on-line lending   platforms   • Implemented work-from-home by March 30th for virtually all 1,100 contact center and   corporate support personnel in Wichita, Toronto and Chicago   • $12.0 million Allowance Build for post-March 31, 2020 increase in delinquencies   Financial Results at a Glance   24   • Paid quarterly $0.055 per share dividends on   March 2, 2020 and May 27, 2020 out of   current earnings   Dividends

Improved Quarterly Net Charge-Off Rates   Consolidated Quarterly NCO Rate by Product   NCO Rates by Country – All Products   » U.S. NCO rates stable overall; improvements   in Open-End, CSO and Single-Pay   » Canada NCO rates increased slightly from   2019 due to impacts from COIVD-19   » Unsecured and Secured Installment NCO   rates increased due to California portfolio   repositioning and optimization   » CSO rates improved because of   comparisons to higher relative loss rates in   the former Ohio portfolio and better credit   performance in Texas   » Open-End driven by product seasoning in   Canada and Virginia   » Single pay driven by extended payment plan   changes in Canada   0.0%   5.0%   10.0%   15.0%   20.0%   25.0%   U.S. Canada Consolidated   Q4 2018 Q4 2019 Q1 2020   0.0%   10.0%   20.0%   30.0%   40.0%   50.0%   Unsecured   Installment   Secured   Installment   CSO Open-end Single-Pay Total   Q4 2018 Q4 2019 Q1 2020 25

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4   Senior Notes 8.25%   U.S. SPV    (3) 1-Mo LIBOR + 5.75%   or 9.75%(5)   Canada SPV 3-Mo CDOR + 6.75%   U.S. Revolver 1-Mo LIBOR + 5.00%   Canada Revolver   Canada Prime   Rate +1.95%   Interest Rate Counterparties   Maturity Dates   202520242023202220212020   Strong Debt Capitalization and Liquidity   26   Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to rounding.   (1) Refer to slides 28 and 29 for reconciliation of Adjusted EBITDA and Adjusted Net Income to their   closest GAAP measures, Net Income and slide 30 for calculation of ROAA.   (2) Net Debt excludes U.S. and Canada SPV debt.   (3) The Non-Recourse U.S. SPV Facility (“U.S. SPV”) was entered into on April 8, 2020. Concurrent   with the closing, we drew $35.2 million on the facility. The Non-Recourse U.S. SPV Facility   provides for $100.0 million of borrowing capacity and, subject to obtaining additional commitments   thereunder, the ability to expand such capacity up to $200.0 million. Prior to the increase in   commitments, interest accrues at an annual rate of one-month LIBOR plus 9.75% and after the   increase in commitments, one-month LIBOR plus 5.75%.   Proven Access to Diverse Funding Sources   Well-positioned Funding for Growth Supported by High-Quality Partners   Strong Liquidity with Stable Leverage   $695   $765   $877 $877   $977    $-   $200   $400   $600   $800   $1,000   $1,200   12/31/2016 12/31/2017 12/31/2018 12/31/2019 5/31/2020   Senior Notes U.S. SPV Commitment (3)   Canada SPV Commitment U.S. Revolver Capacity   Can a Revolver Capacity Total   ($ in millions) 2016 2017 2018 2019   Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 138.7$ 250.6$   Total Liquidity 205.6$ 344.4$   LTM adjusted ROAA   (1) 11.3% 11.3% 10.9% 13.2% 11.5%   Debt / LTM adjusted   EBITDA   (1) 3.2x 3.0x 3.7x 3.0x 3.1x   Net Debt / LTM adjusted   EBITDA   (2) 2.7x 2.5x 3.2x 2.6x 2.8x   December 31, March, 31   2020   May 31,   2020   ($ in millions)

27   Appendix

Historical Consolidated Adjusted EBITDA Reconciliation   28   ($Millions)   (1) For the year ended December 31, 2018, the $90.6 million of loss on extinguishment of debt is comprised of (i) $11.7 million incurred in the first quarter of 2018 for the redemption of $77.5 million of the CURO   Financial Technologies Corp.'s ("CFTC") 12.00% Senior Secured Notes due 2022, (ii) $69.2 million incurred in the third quarter of 2018 for the redemption of the remaining $525.7 million of these notes and (iii)   $9.7 million incurred in the fourth quarter of 2018 for the redemption of the Non-Recourse U.S. SPV Facility.   (2) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the   holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.   (3) The Loss from equity method investment for the three months ended March 31, 2020 of $1.6 million includes our share of the estimated GAAP net loss of Katapult. As of March 31, 2020, we owned 42.5% of the   outstanding shares of Katapult. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized   during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.   (4) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash   compensation expense on a straight-line basis over the vesting period.   (5) Legal and other costs for the three months ended March 31, 2020 include (i) costs related to certain securities litigation and related matter, (ii) severance costs for certain corporate employees and (iii) legal and   advisory costs related to the purchase of Ad Astra. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii)   costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory   costs related to the purchase of Ad Astra. Legal and other costs for the year ended December 31, 2018 includes (i) a $1.8 million reduction of the liability related to our offer to reimburse certain bank overdraft or   non-sufficient funds fees because of possible borrower confusion about certain electronic payments we initiated on their loans, (ii) a securities class action lawsuit and (iii) settlement of certain matters in California   and Canada.   (6) Restructuring costs of $1.8 million for the year ended December 31, 2019 were due to eliminating 121 positions in North America. The store employee reductions help better align store staffing with in-store   customer traffic and volume patterns, as more of our growth comes from online channels and as store customers require less time in stores as they conduct more of the follow-up activities online. The elimination   of certain corporate positions relate to efficiency initiatives and has allowed the Company to reallocate investment to strategic growth activities.   (7) Other adjustments include the intercompany foreign exchange impact and, prior to January 1, 2019, deferred rent. Deferred rent represented the non-cash component of rent expense, which was recognized   ratably on a straight-line basis over the lease term. As of January 1, 2019, we adopted ASU No. 2016-02, Leases, which requires all leases to be recognized on the balance sheet. As a result, we no longer   recognize deferred rent.   2018 2019 2020 2018 2019   Net Income from continuing operations 24.9$ 28.7$ 36.0$ 16.5$ 103.9$   Provision for Income Taxes 11.5 10.0 1.9 1.7 38.6   Interest Expense 22.4 17.7 17.3 84.4 69.8   Depreciation and Amortization 4.5 4.9 4.5 18.3 18.6   EBITDA 63.3$ 61.3$ 59.8$ 120.8$ 230.8$   Loss on extinguishment of debt (1) 11.4 - - 90.6 -   U.K. related costs (2) - 7.8 - - 8.8   Loss from equity method investment (3) - - 1.6 - 6.3   Share-based compensation (4) 1.8 2.2 3.2 8.2 10.3   Legal and related costs (5) - 1.8 1.1 (0.3) 3.0   Restructuring costs (6) - - - - 1.8   Other Adjustments (7) (0.0) (0.2) - 0.5 0.0   Adjusted EBITDA 76.5$ 72.9$ 65.8$ 219.8$ 261.1$   Adjusted EBITDA Margin 30.6% 26.2% 23.4% 21.0% 22.9%   Year ended December 31,3 months ended March 31,

Historical Consolidated Adjusted Net Income Reconciliation   29   ($Millions)   (1) For the year ended December 31, 2018, the $90.6 million of loss on extinguishment of debt is comprised of (i) $11.7 million incurred in the first quarter of 2018 for the redemption of $77.5 million of the CFTC   12.00% Senior Secured Notes due 2022, (ii) $69.2 million incurred in the third quarter of 2018 for the redemption of the remaining $525.7 million of these notes and (iii) $9.7 million incurred in the fourth quarter   of 2018 for the redemption of the Non-Recourse U.S. SPV Facility.   (2) Restructuring costs of $1.8 million for the year ended December 31, 2019 were due to eliminating 121 positions in North America. The store employee reductions help better align store staffing with in-store   customer traffic and volume patterns, as more of our growth comes from online channels and as store customers require less time in stores as they conduct more of the follow-up activities online. The elimination   of certain corporate positions relate to efficiency initiatives and has allowed the Company to reallocate investment to strategic growth activities.   (3) Legal and other costs for the three months ended March 31, 2020 include (i) costs related to certain securities litigation and related matter, (ii) severance costs for certain corporate employees and (iii) legal and   advisory costs related to the purchase of Ad Astra. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii)   costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory   costs related to the purchase of Ad Astra. Legal and other costs for the year ended December 31, 2018 includes (i) a $1.8 million reduction of the liability related to our offer to reimburse certain bank overdraft or   non-sufficient funds fees because of possible borrower confusion about certain electronic payments we initiated on their loans, (ii) a securities class action lawsuit and (iii) settlement of certain matters in   California and Canada.   (4) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the   holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs   (5) The Loss from equity method investment for the three months ended March 31, 2020 of $1.6 million includes our share of the estimated GAAP net loss of Katapult. As of March 31, 2020, we owned 42.5% of the   outstanding shares of Katapult. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized   during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.   (6) We approved the adoption of share-based compensation plans during 2010 and 2017 for key members of senior management. The estimated fair value of share-based awards is recognized as non-cash   compensation expense on a straight-line basis over the vesting period.   (7) On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other   things, allows net operating losses ("NOLs") incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. We recorded an   income tax benefit of $9.1 million related to the carryback of NOL from tax years 2018 and 2019. For the year ended December 31, 2017, as a result of the Tax Cuts and Jobs Act of 2017 ("2017 Tax Act"), which   became law on December 22, 2017, we provided an estimate of the new repatriation tax as of December 31, 2017. Subsequent to further guidance published in the first quarter of 2018, we booked additional tax   expense of $1.2 million for the 2017 repatriation tax. Based upon additional interpretations and finalization of our 2017 income tax returns, the total repatriation tax was further adjusted in the fourth quarter of   2018, producing a tax benefit of $2.8 million in that period. This resulted in a net tax benefit of $1.6 million for the full year.   2018 2019 2020 2018 2019   Net Income from continuing operations 24.9$ 28.7$ 36.0$ 16.5$ 103.9$   Loss on extinguishment of debt (1) 11.7 - - 93.8 -   Restructuring costs (2) - - - - 1.8   Legal and related costs (3) - 1.8 1.1 (0.3) 3.0   U.K. related costs (4) - 7.8 - - 8.8   Loss from equity method investment (5) - - 1.6 - 6.3   Share-based compensation (6) 1.8 2.2 3.2 8.2 10.3   Intangible asset amortization 0.7 0.8 0.7 2.8 2.9   Impact of tax law changes (7) 1.8 - (9.1) (1.6) -   Cumulative tax effect of adjustments (3.7) (3.3) (1.3) (27.0) (7.0)   Adjusted net income from continuing operations 37.2$ 38.0$ 32.3$ 92.3$ 130.1$   Net income from continuing operations 24.9$ 28.7$ 36.0$ 16.5$ 103.9$   Diluted Weighted Average Shares Outstanding 47.4 47.3 41.9 48.0 46.0   Diluted Earnings per Share from Continuing Operations 0.53$ 0.61$ 0.86$ 0.34$ 2.26$   Per share impact of adjustments to net income 0.25$ 0.19$ (0.09)$ 1.59$ 0.57$   Adjusted Diluted Earnings per Share from Continuing Operations 0.78$ 0.80$ 0.77$ 1.93$ 2.83$   Year ended December 31,3 months ended March 31,

Historical Gross Combined Loan Receivables   and Adjusted ROAA Reconciliations   30   Note: Subtotals may not sum due to rounding.   The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure   including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue   and for which we provide a guarantee to the lender.   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Mar. 31, 2020   Company-owned gross loans receivable $273.2 $413.2 $571.6 $665.8 $564.4   Gross loans receivable guaranteed by the Company 68.0 78.8 80.4 76.7 55.9   Gross combined loans receivable $341.2 $492.0 $652.0 $742.5 $620.3   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Mar. 31, 2020   Total a sets $727.4 $802.1 $884.8 $1,081.9 $1,066.8   Average assets 661.7 764.8 843.4 983.3 1,074.3   LTM Adjusted Net Income from Continuing Operations 74.5 86.8 92.3 130.1 124.4   LTM Adjusted ROAA 11.3% 11.3% 10.9% 13.2% 11.6%   Period ending

Adjusted Pre-tax Income and Adjusted Tax Expense Reconciliations   31   Refer to slide 28 for explanation of footnotes referenced above.   2019 2020   Pre-tax income from continuing operations 28.7$ 36.0$   Loss on extinguishment of debt   (1) - -   Restructuring costs   (2) - -   Legal and related costs   (3) 1.8 1.1   U.K. related costs   (4) 7.8 -   Loss from equity method investment   (5) - 1.6   Share-based compensation   (6) 2.2 3.2   Intangible asset amortization 0.8 0.7   Adjusted pre-tax income from continuing operations 41.2$ 42.7$   Tax expense 10.0$ 1.9$   Impact of tax law changes   (7) - (9.1)   Cumulative tax effect of adjustments (3.3) (1.3)   Adjusted tax expense 13.3$ 12.4$   Adjusted tax expense / Adjusted pre-tax income from   continuing operations 32.3% 29.0%   3 Months ended March 31,   ($Millions)

Reconciliation of Q2 2020 Guidance for Diluted Earnings per Share from   Continuing Operations to Adjusted Diluted Earnings per Share from   Continuing Operations   32   (1) The Company does not forecast earnings or losses from equity method investments or costs that may be included within Legal and other costs.   (2) Refer to descriptions for comparable captions on Slide 28.   ($ Millions except shares outstanding and earnings per share)   Low High   Net Income from Continuing Operations 13.7$ 20.0$   Loss from equity method investment   (1) - -   Legal and other costs   (1) - -   Share-based compensation   (2) 3.3 3.3   Intangible asset amortization   (2) 0.7 0.7   Cumulative tax effect of adjustments   (2) (1.1) (1.1)   Adjusted Net Income from Continuing Operations 16.7$ 22.9$   Diluted Weighted Average Shares Outstanding 41,675 41,675   Diluted Earnings per Share from Continuing Operations 0.33$ 0.48$   Per share impact of adjustments to Net Income from Continuing Operations 0.07$ 0.07$   Adjusted Diluted Earnings per Share from Continuing Operations 0.40$ 0.55$   3 Months Ended June 30, 2020   Outlook